                                                                   Exhibit 10.29

08/03/94                                               Basic Plan Document # 05
                                                                      Plan #002
                                              IRS Letter Serial No.: __________


                   PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST

                      SECTION 401(k) PROFIT SHARING PLAN
                                (NONSTANDARDIZED)

                              ADOPTION AGREEMENT(1)


The Employer (2), designated below, hereby establishes a profit-sharing plan (optionally including a cash or deferred arrangement (as defined in Section 401(k) of the Internal Revenue Code)) for all Eligible Employees as defined in this Adoption Agreement pursuant to the terms of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT # 05.

A.       EMPLOYER INFORMATION:
         1.       NAME:                     Argo-Tech Corporation
                                   ------------------------------------------------------------------------
         2.       ADDRESS:                  23555 Euclid Avenue
                                   ------------------------------------------------------------------------
         3.       ADDRESS:                  Cleveland, Ohio  44117
                                   ------------------------------------------------------------------------
         4.       ATTENTION:                 Eric A. Alley                 Telephone:        (216) 692-5259
                                    ---------------------------------------           ---------------------

         5.       EMPLOYER TAXPAYER IDENTIFICATION NUMBER(3):             06-1100916
                                                             ----------------------------------------------

B.       BASIC PLAN PROVISIONS:

         1.       PLAN NAME (SELECT ONE):

                  a. ______         This plan is established effective
                                    ______________, 19____, (the "Effective
                                    Date") as a profit sharing plan and trust
                                    (optionally with a "cash or deferred
                                    arrangement" as defined in Code Section
                                    401(k)) to be known as _____________________

------------------------
(1) Footnotes in this Adoption Agreement are not to be construed as part of the Plan provisions but are explanatory only. To the extent a footnote is inconsistent with the provisions of the Basic Plan
          Document or applicable law, the provisions of the Plan shall be construed in conformity with the Basic Plan Document or law.

(2) Terms that are capitalized are defined in the PRISM(R)PROTOTYPE RETIREMENT PLAN & TRUST BASIC PLAN DOCUMENT.

(3)       The Plan will have an individual TIN, distinct from the Employer TIN.

                                    Plan and Trust (the "Plan") in the form of the [PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST].

                  b. X              This plan is an amendment and restatement
                    ---             in the form of the PRISM(R) PROTOTYPE
                                    RETIREMENT PLAN & TRUST, effective November
                                    1, 1994, (the "Effective Date") of the
                                    Argo-Tech Employee Savings Plan and Trust
                                    (the "Plan"), originally effective as of May
                                    1, 1987 (the "Original Effective Date").

         2.       EMPLOYER'S THREE DIGIT PLAN NUMBER:      003
                                                       -----------
         3. COMMITTEE MEMBERS(4):

                            Eric A. Alley, Frances St. Clair, Michael Lipscomb,
                         -------------------------------------------------------
                            Paul R. Keen, Yoichi Fujiki, James Cunningham
                         -------------------------------------------------------

                         -------------------------------------------------------


         4.       DEFINITIONS:

                  A.       COMPENSATION for allocation purposes:

                  Compensation shall mean the entire amount of compensation paid in cash (or would have been paid but for the provisions of the Plan) to such Participant by reason of his employment as an Employee, as modified below:

                           i Will be determined over the following applicable period (select only one):

                                    (a)   X   the Plan Year
                                    (b) _____ the period of Plan participation
                                        during the Plan Year
                                    (c) _____ a consecutive 12 month period
                                        commencing on _________ and ending with, or within, the Plan Year.

                           ii        X      If selected, Compensation will
                                    ----    include Employer contributions made
                                            pursuant to a Salary Reduction
                                            Agreement, or other arrangement,
                                            which are not includible in the
                                            gross income of the Employee under
                                            Sections 125, 402(a)(8), 402(h) or
                                            403(b) of the Internal Revenue Code.

                           iii       Shall NOT include (select as many as
                                     desired):

                                    (a)    _____     Bonuses

----------------------
(4) Committee members direct the day to day operation of the Plan. Committee members serve at the pleasure of the Employer. See Section
         11.4 for changes in Committee membership. If no Committee members are specified, the Employer shall assume responsibility for the operations of the Plan.

                                    (b) _____ Commissions
                                    (c) _____ Taxable fringe benefits identified
                                              below:
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------

                                    (d)   X   Other items of remuneration
                                        ----- identified below: Any imputed
                                              income, any supplemental
                                              unemployment benefit payments,
                                              any payments under plans imposed
                                              by governments other than the
                                              United States, any payments made
                                              for transportation, any special
                                              allowances, or any adjustments
                                              to cover conditions or
                                              circumstances peculiar to
                                              service in foreign countries.


                           IV Shall be limited to $_______________, which shall be the maximum amount of compensation considered for plan allocation purposes (but not for testing purposes), and may not be an amount in excess of the Internal Revenue Code Section 401(a)(17) limit in effect for the Plan Year (5). If no amount is specified, Compensation shall be limited to the Internal Revenue Code Section 401(a)(17) amount, as adjusted by the Secretary of the Treasury from time to time.

                  b.       EARLY RETIREMENT DATE:

                           i       X      is not applicable to this Plan
                                -----
                           ii   _____     is the latter of the date on
                                          which the Participant attains age
                                          ______________ (not less than 55)
                                          and the date on which the
                                          Participant completes ___________
                                          Years of Service.

                  c. HOUR OF SERVICE shall be determined on the basis of the method selected below. Only one method may be selected. The method shall be applied to all Employees covered under the Plan as follows (select only one):

                           i    X         On the basis of actual hours for which
                               -----      an Employee is paid, or entitled to
                                          be paid.
                           ii  _____      On the basis of days worked.
                                          An Employee shall be credited with
                                          ten (10) Hours of Service if under
                                          Section 1.1(U) of the Plan such
                                          Employee would be credited with at
                                          least one (1) Hour of Service during
                                          the day.

                           iii _____      On the basis of weeks worked.
                                          An Employee shall be credited with
                                          forty-five (45) Hours of Service if
                                          under Section 1.1(U) of the


------------------------------

(5) If no amount is specified, the maximum amount of Compensation allowed under Code Section 401(a)(17) (the "$150,000 limit" ("$200,000 limit"
        prior to the Plan Year beginning before January 1, 1994)), as adjusted from time to time, shall be used.

                                            Plan such Employee would be credited
                                            with at least one (1) Hour of
                                            Service during the week.
                           iv   _____       On the basis of semi-monthly
                                            payroll periods. An Employee shall
                                            be credited with ninety-five (95)
                                            Hours of Service if under Section
                                            1.1(U) of the Plan such Employee
                                            would be credited with at least
                                            one (1) Hour of Service during the
                                            semi-monthly payroll period.
                           v   _____        On the basis of months worked.
                                            An Employee shall be credited with
                                            one hundred ninety (190) Hours of
                                            Service if under Section 1.1(U) of
                                            the Plan such Employee would be
                                            credited with at least one (1) Hour
                                            of Service during the month.

                  d. LIMITATION YEAR shall mean the 12 month period commencing on November 1 and ending on October 31.

                  e. NORMAL RETIREMENT DATE for each Participant shall mean (select one):

                           i        X       the date the Participant attains
                                            age:     55    (not to exceed 65)
                                 -----
                           ii    _____      the latter of the date the
                                            Participant attains age (not to
                                            exceed 65) or the _________________
                                            (not to exceed 5th) anniversary of
                                            the participation commencement date.
                                            If for the Plan Years beginning
                                            before January 1, 1988, Normal
                                            Retirement Date was determined with
                                            reference to the anniversary of the
                                            participation commencement date
                                            (more than 5 but not to exceed 10
                                            years), the anniversary date for
                                            Participants who first commenced
                                            participation under the Plan before
                                            the first Plan Year beginning on or
                                            after January 1, 1988 shall be the
                                            earlier of (A) the tenth anniversary
                                            of the date the Participant
                                            commenced participation in the Plan
                                            (or such anniversary as had been
                                            elected by the employer, if less
                                            than 10) or (B) the fifth
                                            anniversary of the first day of the
                                            first Plan Year beginning on or
                                            after January 1, 1988.
                                            Notwithstanding any other provisions
                                            of the Plan, the participant
                                            commencement date is the first day
                                            of the first Plan Year in which the
                                            Participant commenced participation
                                            in the Plan.

                  f. PERMITTED DISPARITY LEVEL, for purposes of allocating Employer Contributions, shall mean (select only one):

                           i      X         Not applicable - the Plan does not
                                            use permitted disparity.
                                ------
                           ii    _____      The maximum earnings considered as
                                            wages for purposes of
                                            Internal Revenue Code Section
                                            3121(a).
                           iii   _____      ________% (not greater than
                                            100%) of the maximum earnings
                                            considered as wages for purposes of
                                            Internal Revenue Code Section
                                            3121(a) (plus $1).

                           iv   _____       $__________, provided that the
                                            amount does not exceed the maximum
                                            earnings considered as wages for
                                            purposes of Internal Revenue Code
                                            Section 3121(a).

                  g. PLAN YEAR shall mean (select and complete only one of the following):

                           i      X         the 12-consecutive month period
                                ------      which coincides with the Limitation
                                            Year. The first Plan Year shall be
                                            the period commencing on the
                                            Effective Date and ending on the
                                            last day of the Limitation Year.
                           ii   _____       the 12-consecutive month
                                            period commencing on ___________,
                                            19___, and each annual anniversary
                                            thereof.
                           iii  _____       the calendar year (January 1 through
                                            December 31).

                  h.  QUALIFIED DISTRIBUTION DATE, for purposes of making

                      distributions under the provisions of a Qualified Domestic Relations Order (as defined in Internal Revenue Code Section 414(p)), ______ SHALL X SHALL NOT be the date the order is determined to be qualified. If SHALL is selected, the Alternate Payee will be entitled to an immediate distribution of benefits as directed by the Qualified Domestic Relations Order. If SHALL NOT is selected, the Alternate Payee may only take a distribution on the earliest date that the Participant is entitled to a distribution.

                  i.  SPOUSE:

                                 _____ If selected, Spouse shall mean only that person who has actually been the Participant's spouse for at least one year.

                  j.  YEAR OF SERVICE shall mean:

                           i For ELIGIBILITY purposes (select one of the following):

                                    (a)   _____      the 12 consecutive
                                                     months during which an
                                                     Employee is credited with
                                                     _______ (not more than
                                                     1000) Hours of Service.
                                    (b)    X         a Period of Service
                                         -----       (using the elapsed time
                                                     method of counting Service,
                                                     as described in Section
                                                     1.1(N)(3) of the Plan).

                           ii For ALLOCATION accrual purposes (select one of the following):
                  N/A
                                    (a)  _____       the 12 consecutive
                                                     months during which an
                                                     Employee is credited with
                                                     ________ (not more than
                                                     1000) Hours of Service.

                                    (b)   _____      a Period of Service
                                                     (using the elapsed time
                                                     method of counting Service,
                                                     as described in Section
                                                     1.1(N)(3) of the Plan).

                           iii For VESTING service purposes (select one of the following):
                  N/A
                                    (a)    _____     the 12 consecutive
                                                     months during which an
                                                     Employee is credited with
                                                     ________ (not more than
                                                     1000) Hours of Service.
                                    (b)   _____      a Period of Service
                                                     (using the elapsed time
                                                     method of counting Service,
                                                     as described in Section
                                                     1.1(N)(3) of the Plan).

                           iv For purpose of computing Years of Service in plans where Year of Service is defined in terms of Hours of Service), the consecutive 12 month period shall be:

                                    (a)     For ELIGIBILITY purposes, the first
                                            Year of Service shall be computed
                                            using the 12 month period commencing
                                            on the Employee's date of hire and
                                            ending on the first annual
                                            anniversary of the Employee's date
                                            of hire (the "Initial Computation
                                            Period"). In the event an employee
                                            does not complete an eligibility
                                            Year of Service during this initial
                                            computation period, the computation
                                            period shall be (select only one):

                                            (1)   _____   the period commencing
                                                          on each annual
                                                          anniversary of the
                                                          Employee's date of
                                                          hire and ending on
                                                          the next annual
                                                          anniversary of the
                                                          Employee's date of
                                                          hire.

                                            (2)   _____   the Plan Year,
                                                          commencing with the
                                                          Plan Year in which
                                                          the Initial
                                                          Computation Period
                                                          ends.

                                    (b)     For VESTING purposes, Years of
                                            Service shall be computed on the
                                            basis of:

                                            (1)   _____   the period
                                                          commencing on each
                                                          annual anniversary
                                                          of the Employee's
                                                          date of hire and
                                                          ending on the next
                                                          annual anniversary
                                                          of the Employee's
                                                          date of hire. (2)
                                                          _____ the Plan Year,
                                                          commencing with the
                                                          first Plan Year an
                                                          Employee completes
                                                          an Hour of Service.

                                    (c)     For ALLOCATION accrual purposes,
                                            Year of Service shall be computed on
                                            the basis of the Plan Year.

                           v    _____       For ELIGIBILITY purposes, Years of
                                            Service with the following
                                            Predecessor Employers shall count
                                            in fulfilling the eligibility
                                            requirements for this Plan:
                                            _________________________________
                                            _________________________________

                           vi   _____       For VESTING purposes, Years of
                                            Service with the following
                                            Predecessor Employers shall count
                                            for purposes of determining the
                                            nonforfeitable amount of a
                                            Participant's account:
                                            _________________________________
                                            _________________________________
                                            _________________________________

         5.       COVERAGE:

                  This Plan is extended by the Employer to the following Employees who have met the eligibility requirements (select as many as appropriate):

                           i      _____     All Employees
                           ii     _____     Salaried Employees
                           iii    _____     Sales Employees
                           iv     _____     Hourly Employees
                           v      _____     Leased Employees
                           vi     _____     All Employees except (select as
                                            applicable):

                                            (a)  _____      those who are
                                                            members of a unit of
                                                            Employees covered by
                                                            a collective
                                                            bargaining agreement
                                                            where retirement
                                                            benefits were a
                                                            subject of good
                                                            faith negotiations.
                                            (b) _____       those who are
                                                            nonresident aliens
                                                            (within the meaning
                                                            of Internal Revenue
                                                            Code Section
                                                            7701(b)(1)(B)) and
                                                            who receive no
                                                            earned income
                                                            (within the meaning
                                                            of Internal Revenue
                                                            Code Section
                                                            711(d) (3)) from
                                                            the Employer which
                                                            constitutes income
                                                            from sources within
                                                            the United States
                                                            (within the meaning
                                                            of Internal Revenue
                                                            Code Section
                                                            761(a)(3)).

                           vii    _____     Union Employees (who are
                                            members of the following unions or
                                            union affiliates:
                                            _________________________________
                                            _________________________________
                                            _________________________________
                           viii      X      Other Employees, described as
                                    ---     follows:

                                            All salaried Employees, who are
                                            regular, permanent, salaried
                                            Employees of an Employer as
                                            designated as such in accordance
                                            with the policy of the Employer, but
                                            not including any such Employees who
                                            are covered by a collective
                                            bargaining agreement unless such
                                            agreement or the Plan specifically
                                            provides for coverage by the Plan,
                                            or any Employee who is a Leased
                                            Employee within the meaning of Code
                                            Section 414.

         6.       ELIGIBILITY:

                  An Employee covered by the Plan may become a Participant upon completion of the following eligibility requirements:

                  a.       SERVICE(6):

                           i     _____      There shall be no minimum service
                                            requirement for an Employee
                                            to become a Participant.
                           ii      X        The Employee must complete 3
                                            [Years/]Months of Service (not
                                ------      more than 2 years) to be a
                                            Participant for purposes of
                                            receiving allocations of
                                            Employer Profit Sharing
                                            Contributions.

                  b.       AGE:

                           i     X          There shall be no minimum age
                               -----        requirement for an Employee to
                                            become a Participant.
                           ii  _____        The Employee must attain age ______
                                            (not more than 21) to be
                                            a Participant in the Plan.

                  c.       WAIVER OF AGE AND SERVICE REQUIREMENTS:

                           i  _____         Notwithstanding the provisions
                                            of Items B(6)(a) and (b), Employees
                                            who have not satisfied the age and
                                            service requirements, but would
                                            otherwise be eligible to participate
                                            in the plan, shall be eligible to
                                            participate on the Effective Date.
                           ii _____         For new Plans, notwithstanding
                                            the provisions of Items B(6)(a) and
                                            (b), Employees who have not
                                            satisfied the age and service
                                            requirements, but would otherwise be
                                            eligible to participate in the plan,
                                            shall be eligible to participate on
                                            the Effective Date.

                  d.       ENTRY DATES:

                           Upon completion of the eligibility requirements, an Employee shall commence participation in the Plan (select only one):

----------------------------------

(6) If a fractional year is elected, the elapsed time method of computing service shall be used for the fractional year. Eligibility provisions for optional cash or deferred arrangements are contained in Item C of this Adoption Agreement.




Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                           i      _____     As soon as practicable under
                                            the payroll practices utilized by
                                            the Employer, and consistently
                                            applied to all Employees(7).
                           ii     _____     As of the first day of the
                                            month following the completion of
                                            the eligibility requirements.
                           iii      X       As of the earliest of the first
                                 ------     day of the Plan Year, fourth,
                                            seventh or tenth month of the Plan
                                            Year next following completion of
                                            the eligibility requirements.
                           iv     _____     As of the earliest of the
                                            first day of the Plan Year or
                                            seventh month of the Plan Year next
                                            following completion of the
                                            eligibility requirements.
                           v     _____      As of the first day of the
                                            Plan Year next following completion
                                            of the eligibility requirements (may
                                            only be selected if the eligibility
                                            year of service requirement is 6
                                            months or less).

         7.       VESTING:
         N/A
                  a. The percentage of a Participant's Employer Contribution Account (attributable to Employer Profit Sharing Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be: (8)

                                            COMPLETED YEARS OF SERVICE

                                               1        2        3        4        5       6        7
                                            ------   -------  -------  -------  ------- -------  ----
                           i     _____      ____     100%
                                                     ----
                           ii    _____      ____     ____     100%
                                                              ----
                           iii   _____      ____       20%     40%       60%      80%   100%
                                                     -----    ----      ----     ----   ----
                           iv   _____       ____     ____      20%       40%      60%     80%    100%
                                                              ----      ----     ----   -----    ----
                           v    _____         10%      20%     30%       40%      60%     80%    100%
                                            -----    -----    ----      ----     ----    ----    ----
                           vi   _____       ____     ____    ____      ____     100%
                                                                                ----
                           vii  _____       ____     ____    ____      ____     ____    ____     100%
                                                                                                 ----
                           viii _____          Full and immediate vesting upon entry into the Plan (9)

                                    Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code Section 411(a)(2).

---------------------------------

(7) Notwithstanding the foregoing, an Employee who has met the eligibility requirements may not enter the Plan later than six months following the date on which the Employee first completes the eligibility requirements.

(8) Notwithstanding the selection made in this Item B(7)(a), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or becomes Disabled while in the employ of the Employer.

(9) If more than one Year of Service is an eligibility requirement, Item viii must be selected.

                  b. For purposes of computing a Participant's vested account balance, Years of Service for vesting purposes _____ SHALL ____ SHALL NOT include Years of Service before the Employer maintained this Plan or any predecessor plan, and _____SHALL ______SHALL NOT include Years of Service before the Employee attained age 18.

                  c. Notwithstanding the provisions of this Item B(7)(c) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Contribution if(10):

                           i      _____     the Participant's job is
                                            eliminated without the Participant
                                            being offered a comparable position
                                            elsewhere with the Employer.
                           ii     _____     for such other reason as is
                                            described below:


         8.       EMPLOYER PROFIT SHARING CONTRIBUTIONS:
         N/A
                  a.       CONTRIBUTIONS:

                           i     _____      In its discretion, the Employer may
                                            contribute Employer Profit Sharing
                                            Contributions to the Plan.
                           ii    _____      The Employer shall contribute
                                            Employer Profit Sharing
                                            Contributions to the Plan in the
                                            amount of ______% of the
                                            Compensation of all Eligible
                                            Participants under the Plan.
                           iii  _____       If selected, the Employer may
                                            make Employer Profit Sharing
                                            Contributions without regard to
                                            current or accumulated Net Profits
                                            of the Employer for the taxable year
                                            ending with, or within the Plan
                                            Year.
                           iv   _____       If selected, the Employer may
                                            designate all or any part of the
                                            Employer Profit Sharing
                                            Contributions as Qualified
                                            Nonelective Contributions, provided,
                                            however, that contributions so
                                            designated will be subject to the
                                            same vesting, distribution, and
                                            withdrawal restrictions as Before
                                            Tax Contributions. (11)

                  b.       ALLOCATIONS:

                           Employer Profit Sharing Contributions shall be allocated to the accounts of eligible Participants according to the following selected allocation formula:

---------------------------------------

(10) The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

(11) Amounts designated as Qualified Nonelective Contributions will be allocated pursuant toss. 3.1(A)(14) of the Basic Plan Document.

                           i   _____        The Employer Profit Sharing
                                            Contributions shall be allocated to
                                            each eligible Participant's account
                                            in the ratio which the Participant's
                                            Compensation bears to the
                                            Compensation of all eligible
                                            Participants. Employer Profit
                                            Sharing Plan Contributions, shall be
                                            allocated to the accounts of
                                            Participants who have completed a
                                            Year of Service(12) (select one):

                                            (a)   _____     as of the last day
                                                            of the month
                                                            preceding the month
                                                            in which the
                                                            contribution was
                                                            made.
                                            (b)   _____     as of the last day
                                                            of the Plan quarter
                                                            preceding the
                                                            quarter in which the
                                                            contribution was
                                                            made.
                                            (c)   _____     as of the last day
                                                            of the Plan Year.

                           ii   _____       The Employer Profit Sharing
                                            Contributions shall be allocated in
                                            accordance with the following
                                            formula:

                                            (a)      If the Plan is Top-Heavy,
                                                     the contribution shall be
                                                     first credited to each
                                                     eligible Participant's
                                                     Account in the ratio which
                                                     the Participant's
                                                     Compensation bears to the
                                                     total Compensation of all
                                                     eligible Participants, up
                                                     to 3% of each Participant's
                                                     Compensation.
                                            (b)      If the Plan is Top-Heavy,
                                                     any Employer Profit
                                                     Sharing Contribution
                                                     remaining after the
                                                     allocation in (a) above
                                                     shall be credited to each
                                                     eligible Participant's
                                                     account in the ratio which
                                                     the Participant's Excess
                                                     Compensation(13) bears to
                                                     the total Excess
                                                     Compensation of all
                                                     eligible Participants, up
                                                     to 3% of each eligible
                                                     Participant's Excess
                                                     Compensation.
                                            (c)      Any contributions remaining
                                                     after the allocation in
                                                     (b) above shall be
                                                     credited to each eligible
                                                     Participant's account in
                                                     the ratio which the sum of
                                                     the Participant's total
                                                     Compensation and Excess
                                                     Compensation bears to the
                                                     sum of the total
                                                     Compensation and Excess
                                                     Compensation of all
                                                     eligible Participants, up
                                                     to an amount equal to the
                                                     maximum Excess
                                                     Percentage(14) times
------------------------

(12) In the event contributions are allocated on a basis other than a full plan year, the Year of Service shall be based on the elapsed time method of calculation, and a Participant shall be deemed to have completed an appropriate Period of Service for allocation purposes if the Participant has completed a pro-rata Period of Service corresponding to the interval on which contributions are allocated.

(13) Excess Compensation means a Participant's Compensation in excess of the Permitted Disparity Level specified in the Definitions section of this Adoption Agreement.

(14) The maximum Excess Percentage shall be the greater of (i) the percentage rate of tax under Internal Revenue Code Section 3111(a) (as in effect as of the beginning of the Plan Year) which is attributable to the old age insurance portion of the Old Age, Survivor and Disability Insurance provisions of the Social Security

                                                                 (continued...)

                                                     the sum of the
                                                     Participant's Compensation
                                                     and Excess Compensation. If
                                                     the Plan is Top-Heavy, the
                                                     maximum Excess Percentage
                                                     is ________% (insert
                                                     percentage). If the Plan is
                                                     not Top-Heavy, the maximum
                                                     Excess Percentage is
                                                     _______% (insert
                                                     percentage, which shall not
                                                     exceed the prior Excess
                                                     Percentage limitation
                                                     specified by more than 3).
                                            (d)      Any remaining Employer
                                                     Profit Sharing Contribution
                                                     shall be allocated among
                                                     eligible Participants'
                                                     accounts in the ratio which
                                                     the Participant's
                                                     Compensation bears to the
                                                     total Compensation of all
                                                     Participants.

                           iii  _____       If selected, and the Employer
                                            has elected to allocate Employer
                                            Profit Sharing Plan Contributions as
                                            of the last day of the Plan Year, a
                                            Participant must be employed by the
                                            Employer on the last day of the Plan
                                            Year in order to receive an
                                            allocation.(15)

                           iv  _____        A Participant who terminates
                                            before the end of the period for
                                            which contributions are allocated
                                            shall share in the allocation of
                                            Employer Profit Sharing
                                            Contributions if termination of
                                            employment was the result of (select
                                            all that apply):

                                            (a)   _____      retirement
                                            (b)   _____      disability
                                            (c)   _____      death
                                            (d)   _____      other, as specified
                                                             below:

         9.       ROLLOVER & TRANSFER CONTRIBUTIONS (SELECT ONE):

                  a.      X         Subject to policies, applied in a
                        ------      consistent and nondiscriminatory manner,
                                    adopted by the Committee, each Employee, who
                                    would otherwise be eligible to participate
                                    in the Plan except that such Employee
--------
(14) (...continued)

     Act; or (ii) 5.7%, subject to the following limitations:

     (i) If the Permitted Disparity Level is less than or equal to 80% of the maximum earnings considered wages under Internal Revenue Code Section 3121(a) in effect on the first day of the Plan Year (the "Wage Base"), but is greater than the greater of $10,000 or 20% of the Wage Base, the maximum Excess Percentage shall be 4.3%;
     (ii) If the Permitted Disparity Level is less than the Wage Base, but more than 80% of the Wage Base, the maximum Excess Percentage shall be 5.4%.

(15) This option shall only be effective if Item 8(b)(i)(c) has been selected. Even if this Item is selected, the provisions of Section 4.8 of the Basic Plan Document may supersede this requirement if necessary to satisfy Code Sections 401(a)(26) and 410(b).

                                    has not yet met the eligibility
                                    requirements, and each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).

                  b. _____ Subject to policies, applied in a consistent and nondiscriminatory manner, adopted by the Committee, each Participant may make a Rollover Contribution as described in Internal Revenue Code Sections 402(a)(5), 403(a)(4) or 408(d)(3).
                  c. _____          No Employee shall make Rollover
                                    Contributions to the
Plan.

         10.      DISTRIBUTIONS:

                  a.       DISTRIBUTIONS UPON SEPARATION FROM SERVICE:

                           The Normal Form of Benefit under the Plan shall be a single lump sum distribution, made X (if selected) as soon as administratively practical after receipt of a distribution request from a Participant entitled to a distribution or _______ (if selected) upon the Participant's attainment of the Plan's Early Retirement Date or the Plan's Normal Retirement Date, whichever is earlier.

                           In addition to the Normal Form of Benefit, the Participant shall be entitled to select from among the following optional forms of benefit specified by the employer (select as many as apply):

                           i  _____ Installment payments
                           ii _____ Such other forms as may be specified below:
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------

                  b.       IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE
                           APPROPRIATE):

                           i _____ There shall be no in-service distribution of Participant account balances derived from Employer Profit Sharing Contributions.
                           ii _____ Participants may request an in-service distribution of their account balance attributable to Employer Profit Sharing
                                            Contributions, for the following
                                            reasons:

                                            (a)   _____      For purposes
                                                             of satisfying a
                                                             financial hardship,
                                                             as determined in
                                                             accordance with the
                                                             uniform
                                                             nondiscriminatory
                                                             policy of the
                                                             Committee;
                                            (b)   _____      Attainment of age
                                                             59 1/2 by the
                                                             Participant; or
                                            (c)   _____      Attainment of the
                                                             Plan's Normal
                                                             Retirement Date by
                                                             the Participant.

         11.      FORFEITURES:

                  a. Forfeitures of amounts attributable to Employer Profit Sharing Contributions shall be reallocated as of:

                           i      _____     the last day of the Plan Year in
                                            which the Forfeiture occurred.

                           ii     _____     the last day of the Plan Year
                                            following the Plan Year in which
                                            the Forfeiture occurred.

                           iii    _____     the last day of the Plan Year
                                            in which the Participant suffering
                                            the Forfeiture has incurred five
                                            consecutive One Year Breaks in
                                            Service.

                  b. Forfeitures of Employer Profit Sharing Contributions shall be reallocated as follows:

                           i      _____     Not applicable as Employer Profit
                                            Sharing Contributions are always
                                            100% vested and nonforfeitable.

                           ii     _____     Used first to pay the expenses of
                                            administering the Plan, and then
                                            allocated pursuant to one of the
                                            following two options(16):

                          iii    _____      Forfeitures shall be allocated to
                                            Participant's accounts in the same
                                            manner as Employer Profit Sharing
                                            Contributions, Employer Matching
                                            Contributions, Qualified
                                            Nonelective Contributions or
                                            Qualified Matching Contributions,
                                            in the discretion of the Employer,
                                            for the year in which the
                                            Forfeiture arose.

                           iv  _____        Forfeitures shall be applied to
                                            reduce the Employer Profit Sharing
                                            Contributions, Employer Matching
                                            Contributions, Qualified
                                            Nonelective Contributions or
                                            Qualified Matching Contributions,
                                            in the discretion of the Employer,
                                            for the Plan Year following the
                                            Plan Year in which the Forfeiture
                                            arose.

         12.      LIMITATIONS ON ALLOCATIONS:

                  If the Employer maintains or ever maintained another qualified retirement plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the Employer must complete the following:

                  a. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a Master or Prototype Plan:

                           i      _____     The provisions of this Plan shall
                                            apply as if the other plan were
                                            a Master or Prototype plan; or,

--------
(16) If this option is selected, iii or iv must be selected to reallocate Forfeitures of Employer Profit Sharing Contributions remaining after expenses of administering the Plan have been paid.

                           ii     X         The following provisions will be
                                -----       effective to limit the total Annual
                                            Additions to the Maximum Permissible
                                            Amount, and will properly reduce any
                                            Excess Amounts, in a manner that
                                            precludes Employer discretion:
                                                See attached addendum

                  b. If the Participant is or ever has been a participant in a qualified defined benefit plan maintained by the Employer, the following provisions will be effective to satisfy the 1.0 limitation of Internal Revenue Code Section 415(e), in a manner that precludes Employer discretion:

                               See attached addendum
                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

         13.      INTERNAL REVENUE CODE SECTION 411(d)(6) PROTECTED BENEFITS:

                     X     If selected, the Employer is attaching to this
                    ---    Adoption Agreement a list of Internal Revenue Code
                           Section 411(d)(6) Protected Benefits from a prior plan that this Plan amends, that will be protected in this Plan, specifying the means, where appropriate, of preserving those benefits.

         14.      TOP-HEAVY PLAN PROVISIONS:

                  For each Plan Year in which the Plan is a Top-Heavy Plan the following provisions will apply:

                  a. The percentage of a Participant's Employer Contribution Account to be vested in him upon termination of employment prior to retirement shall be:

                           i      _____     a percentage determined in
                                            accordance with the following
                                            schedule:

                                            YEARS OF SERVICE        PERCENTAGE
                                            ----------------        ----------
                                            Less than two                0
                                            Two but less than three     20
                                            Three but less than four    40
                                            Four but less than five     60
                                            Five but less than six      80
                                            Six or more                100;

                           ii    _____      100% vesting after ________
                                            (not to exceed 3) Years of Service;
                                            provided, however, that Years of
                                            Service may not exceed two (2) if
                                            the service requirement for
                                            eligibility exceeds 1 year; or
                           iii     X        computed in accordance with the
                                 -----      vesting schedule selected by the
                                            Employer in Items B(7)(a) or
                                            C(4)(d), as long as the benefits
                                            under the vesting schedule in Items
                                            B(7)(a) or C(4)(d) vest at least as
                                            rapidly as the two options specified
                                            in this Item B(14)(a), above.

                           If the vesting schedule under the Plan shifts in or out of the schedules above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in
                           Section 2.2 of the Basic Plan Document applies.

                  b. For purposes of minimum Top-Heavy allocations, contributions and forfeitures equal to 3 % (not less than 3%) of each Non-key Employee's Compensation will be allocated to each Participant's Contribution Account when the Plan is a Top-Heavy Plan, except as otherwise provided in the Basic Plan Document. This
                           Item 14 will not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer completes the following: (Insert the name of the plan or plans which will meet the minimum allocation or benefit requirement applicable to Top-Heavy plans.)

                           Argo-Tech Corporation Employee Stock Ownership Plan
                           ----------------------------------------------------
                           ----------------------------------------------------

                  c. The Valuation Date as of which account balances or accrued benefits are valued for purposes of computing the Top-Heavy Ratio shall be the last day of each Plan Year.

                  d. If the Employer maintains or has ever maintained one or more defined benefit plans which have covered or could cover a Participant in this Plan, complete the following:

                           Present Value: For purposes of establishing Present Value to compute the Top- Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following:

                           Interest rate  7  %  Mortality table 1951 GAM/Males,
                                         -----                  ---------------
                           projected w/Schedule C to 1980
                           ------------------------------

         15.      INVESTMENTS:

                  a. Investments made pursuant to the investment direction provisions of the Basic Plan Document shall be made into any appropriate Investment Fund as selected by the Employer. In addition, investment of Plan assets is expressly authorized, as required by Revenue Ruling 81-100, in each of the following common or collective funds sponsored by the Trustee, or an affiliate of the Trustee (17):

                           SOCIETY NATIONAL BANK EB MANAGED GUARANTEED INCOME CONTRACT FUND, THE SOCIETY NATIONAL BANK MULTIPLE INVESTMENT TRUST FOR EMPLOYEE BENEFIT TRUSTS, AND OTHER COLLECTIVE TRUSTS EXEMPT FROM TAX UNDER IRC
                           SECTION 501 AND AS DESCRIBED IN REV. RUL. 81-100.


                  b.   _____        If selected, an Employer Stock Fund
                                    shall be available as an Investment Fund pursuant to the terms of the Basic Plan
                                    Document.

                                    ____    If selected, and an Employer Stock
                                            Fund is available as an Investment
                                            Fund, Participants will have the
                                            right, notwithstanding any other
                                            provisions of the Plan, to direct
                                            that a portion of the Plan assets
                                            held for their benefit and invested
                                            in the Employer Stock Fund be
                                            diversified pursuant to the
                                            provisions of Section 10.7(F) of the
                                            Basic Plan Document.

                  c. Participants may make changes of existing account balances and future contributions from among the Investment Funds offered:

                           i    X           Once during each business day that
                               -----        the Trustee and the New York Stock
                                            Exchange are open.
                           ii  _____        Once during each calendar month.
                           iii _____        Once during each quarter of the Plan
                                            Year.
                           iv  _____        Once during each rolling _____ day
                                            period.

                  d.       X        If selected, the Participant shall be
                          ---       restricted in making changes of existing
                                    account balances from any Investment Fund, as specified in the terms or conditions of such Investment Fund, and the Employer shall attach an addendum specifying such restriction.

                  e. The Participant will designate into which Investment Funds all contributions to their accounts are made, EXCEPT the following:

                           i      _____     Employer Profit Sharing
                                            Contributions
                           ii     _____     Employer Mandatory Matching
                                            Contributions
                           iii    _____     Employer Discretionary Matching
                                            Contributions
                           iv     _____     Qualified Matching Contributions
                           v      _____     Qualified Nonelective Contributions

-----------------------------------
(17) This Item is for use in identifying collective trust funds, which, pursuant to Revenue Ruling 81-100 must be specifically referenced in the Plan. Actual Investment Funds are referenced on the Investment Fund Designation form attached to this Adoption Agreement.

                  f.   _____        If selected, and to the extent a
                                    selection is made above, the Employer shall attach an Investment Direction Addendum specifying how the contributions so specified shall be invested among the Investment Fund.

                  g.   _____        If selected, the Participant shall be
                                    restricted in the use of the Employer Stock
                                    Fund as an Investment Fund for designating the investment of contributions in the Participant's account, as follows:

                           i  _____         The Participant may not direct
                                            the investment of Plan assets held
                                            in their account into the Employer
                                            Stock Fund.
                           ii _____         The Participant may direct
                                            _____% of the following
                                            contributions into the Employer
                                            Stock Fund:

                                            (a)   _____  Employer Profit
                                                         Sharing Contributions
                                            (b)   _____  Employer Mandatory
                                                         Matching Contributions
                                            (c)   _____  Employer Discretionary
                                                         Matching Contributions
                                            (d)   _____  Qualified Matching
                                                         Contributions
                                            (e)   _____  Qualified Nonelective
                                                         Contributions

                           iii  _____       ______% of the following
                                            contributions will be invested into
                                            the Employer Stock Fund, with the
                                            balance invested among:

                                            (a)   _____  the other Investment
                                                         Funds, including the
                                                         Employer Stock Fund
                                            (b)   _____  the other Investment
                                                         Funds, NOT including
                                                         the Employer Stock Fund

         16.      LOANS (SELECT ONE):

                  a.       X        Loans may be made from the Plan in
                        ------      accordance with the Basic Plan Document and
                                    such policies and procedures as the
                                    Committee may adopt and apply on a
                                    consistent and nondiscriminatory basis.18

                  b.    _____       No loans shall be made from the Plan.

         17.      TRUSTEE:

                  The Trustee of this Plan shall be SOCIETY NATIONAL BANK (a bank or trust company affiliated with KeyCorp within the meaning of Internal Revenue Code Section 1504).

---------------------------------------

(18) If this option is selected, the Employer must establish appropriate procedures for implementation of the Plan's loan program.

         18.      EFFECTIVE DATE ADDENDUM:

                     X     If selected the Employer is attaching to this
                    ----   Adoption Agreement an effective date addendum which
                           provides for certain retroactive or prospective effective dates for specified provisions of this Plan, in compliance with the effective date requirements of certain provisions of the Internal
                           Revenue Code.

         c.       SECTION 401(k) PLAN PROVISIONS:

                  1.       SERVICE:

                           An Eligible Employee shall be required to fulfill the following eligibility service requirements in order to participate in the Plan through a salary reduction agreement and for purposes of receiving an allocation of Employer Matching Contributions:

                           a. ____ The Employee must complete ___ Years/Months of Service (not more than 1 year) to be a Participant for purposes of receiving allocations of Employer Discretionary Matching Contributions.

                           b.  X    The Employee must complete 3 [Years]/Months
                                    of Service not more than 1 year) to be a Participant for purposes of entering into a Salary Reduction Agreement and having
                                    Employee Before Tax Contributions or
                                    Employee After Tax Contributions contributed to the Plan on the Employee's behalf.

                  2.       EMPLOYEE SALARY DEFERRALS:

                           a.   X           Participants shall be entitled to
                                            enter into a Salary Reduction
                                            Agreement providing for Before Tax
                                            Contributions to be made to the
                                            Plan.

                                            i        The minimum Before Tax
                                                     Contribution shall be 1%
                                                     of the Participant's
                                                     Compensation.
                                            ii       The maximum Before Tax
                                                     Contribution shall be 13%
                                                     of the Participant's
                                                     Compensation.

                           b.  X            Participants shall be entitled to
                                            enter into a Salary Reduction
                                            Agreement providing for After Tax
                                            Contributions to be made to the
                                            Plan.

                                            i        The minimum After Tax
                                                     Contribution shall be 1%
                                                     of the Participant's
                                                     Compensation.
                                            ii       The maximum After Tax
                                                     Contribution shall be 10%
                                                     of the Participant's
                                                     Compensation.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                                            iii  _______    If selected,
                                                            notwithstanding the
                                                            above, a Participant
                                                            shall not be able to
                                                            enter into a Salary
                                                            Reduction Agreement
                                                            providing for After
                                                            Tax Contributions to
                                                            be made to the Plan
                                                            unless the
                                                            Participant has
                                                            entered into a
                                                            Salary Reduction
                                                            Agreement that
                                                            provides for Before
                                                            Tax Contributions to
                                                            be made to the Plan
                                                            in an amount of at
                                                            least % of the
                                                            Participant's
                                                            Compensation.

                  c. ______   If selected, a Participant shall be entitled to
                              enter into a Salary Reduction Agreement providing that any extraordinary item of compensation, not yet payable (including bonuses), be withheld from the Participant's Compensation and contributed to the Plan as either a Before Tax Contribution, or After Tax Contribution (provided such contributions are authorized above, and to the extent that such contribution, when aggregated with either the Participants other Before Tax
                              Contributions or After Tax Contributions do not exceed the limitations specified above, on an annual basis).

         3.       CONTRIBUTION CHANGES:

                  a. Participants may increase or decrease the amount of contributions made to the Plan pursuant to a Salary Reduction Agreement once each:

                           I       Plan Year
                              ----
                           II      Semi-annual period, based on the Plan Year
                              ----
                           III     Quarter, based on the Plan Year
                              ----
                           IV      Month
                              ----
                           V   X   Other, as specified below:
                              ----

                              Effective as of February 1, May 1, August 1, and November 1, but not more than twice during each Plan Year

                  b. Claims for returns of Excess Before Tax Contributions for the Participant's preceding taxable year must be made in writing, and submitted to the Committee by March 1 (specify a date between March 1 and April
                           15)(19).

--------------------------------------------

(19) The date specified is for the refund of amount deferred in excess of the Code Section 402(g) limit (the $7,000 limit) for the Participant's taxable year.

         4.       EMPLOYER MATCHING CONTRIBUTIONS(20):

                  a.       MANDATORY MATCHING CONTRIBUTIONS:

                           The Employer shall make contributions to the Plan, in an amount as specified below:

                              i An amount, equal to _________% of each Participant's Before Tax Contributions, but not to exceed _______% of the Participant's Compensation, or
                                        $________.
                              ii An amount, equal to ________% of each Participant's After Tax Contributions, but not to exceed _______% of the Participant's Compensation, or
                                        $________.
                              iii An amount, equal to ________% of each Participant's contributions made pursuant to a Salary Reduction Agreement (including both Before Tax Contributions and After Tax Contributions), but only if the Participant has entered into a Salary Reduction Agreement providing for Before Tax Contributions of at least ________% of the Participant's Compensation, but not to exceed ________% of the Participant's Compensation, or $_______ .

                              iv        An amount equal to the sum of the
                                        following:

                                            (a) _____%     of the first
                                                            ________% of the
                                                            Participant's
                                                            Compensation
                                                            deferred pursuant to
                                                            a Salary Reduction
                                                            Agreement; plus,

                                            (b) _____%      of the next % of the
                                                            Participant's
                                                            Compensation
                                                            deferred pursuant to
                                                            a Salary Reduction
                                                            Agreement; plus,

                                            (c) _____%      of the next % of
                                                            the Participant's
                                                            Compensation
                                                            deferred pursuant
                                                            to a Salary
                                                            Reduction
                                                            Agreement, but not
                                                            to exceed % of the
                                                            Participant's
                                                            Compensation, or
                                                            $______.

                           v An amount, equal to $_____, for each Participant who enters into a Salary Reduction Agreement providing for_____ Before Tax Contributions, After Tax Contributions, or _____ either Before Tax Contributions or After Tax Contributions (or a combination of both) equal to or exceeding %_____ of the Participant's Compensation. Such contributions shall be made and allocated:

                              (a) only during the first Plan Year the Plan is in effect, or if a restatement, for the first Plan Year


-----------------------------------

(20) The Employer shall have the right to designate all, or any portion of Employer Matching Contributions as Qualified Matching Contributions, which shall then be subject to the same vesting, distribution, and withdrawal restrictions as Before Tax Contributions.

                                             beginning with, or containing the
                                             restatement Effective Date.

                                    (b)      each Plan Year that a Participant
                                             has in force a Salary Reduction
                                             Agreement meeting the criteria
                                             specified above.

                                    (c)      during the first Plan Year that the
                                             Participant participates through a
                                             Salary Reduction Agreement meeting
                                             the criteria specified above.

                           b.       DISCRETIONARY MATCHING CONTRIBUTIONS:

                                    ______  The Employer shall make
                                            contributions to the Plan, in an
                                            amount determined by resolution of
                                            the Board of Directors on an annual
                                            basis. The Board resolution shall
                                            provide for the percentage and/or
                                            amount of Before Tax Contributions
                                            and/or After Tax Contributions to be
                                            matched and the maximum percentage
                                            and/or amount of Before Tax
                                            Contributions and/or After Tax
                                            Contributions eligible for matching.

                           c.       ALLOCATION OF MATCHING CONTRIBUTIONS:

                                    Employer Matching Contributions shall be allocated pursuant to the terms of the Basic Plan Document, notwithstanding the foregoing:

                                    i   ________     A Participant who
                                                     terminates before the end
                                                     of the period for which
                                                     contributions are allocated
                                                     shall share in the
                                                     allocation of Employer
                                                     Matching Contributions if
                                                     termination of employment
                                                     was the result of (select
                                                     all
                                                     that apply):

                                                     (a) ______  retirement
                                                     (b) ______  disability
                                                     (c) ______  death
                                                     (d) ______  other, as
                                                                 specified
                                                                 below:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------



                                    ii               Employer Matching
                                                     Contributions shall be
                                                     allocated to the accounts
                                                     of Participants(select
                                                     one):

                                                     (a) ___  as of each pay
                                                              period for which
                                                              a contribution
                                                              was made pursuant
                                                              to a Salary
                                                              Reduction
                                                              Agreement.
                                                     (b) ___  semi-monthly.

                                    (c) ___  as of the last day of the month
                                             preceding the month in which the
                                             contribution was made.

                                    (d) ___  as of the last day of the Plan
                                             quarter preceding the quarter in
                                             which the contribution was made.

                                    (e) ___  as of the last day of the Plan
                                             year.


                           iii ____ If selected, the Employer may make Employer
                                    Matching H Contributions without regard to current or accumulated Net Profits of the Employer for the taxable year ending with, or within the Plan Year(21).

                  d. The percentage of a Participant's Employer Matching Contribution Account(22) (attributable to Employer Matching Contributions) to be vested in him or her upon termination of employment prior to attainment of the Plan's Normal Retirement Date shall be.(23)

                                            Completed Years of Service

                        1         2            3          4           5           6          7
                     --------  --------     --------   --------    --------    --------   ----
i                               100%
           --------  --------  -----
ii                                           100%
           --------  --------  --------     -----

iii                              20%          40%        60%         80%        100%
           --------  --------  -------      -------    -------     -------     -----

iv                                            20%        40%         60%        80%        100%
           --------  --------  --------     -------    -------     -------     ------     -----

v                    10%         20%          30%        40%         60%        80%        100%
           --------  -----     -------      -------    -------     -------     ------     -----

vi                   20%         40%          60%        80%       100%
vii        --------  -----     -------      -------    -------     ----                    100%
           --------  -----     -------      -------    -------     ----                    ----

viii                               Full and immediate vesting upon entry into the Plan
           --------

                   ------------------------------------------

                  Notwithstanding anything to the contrary in the Plan, the amount inserted in the blanks above shall not exceed the limits specified in Code section 411(a)(2).

--------------------------------------

(21) Net Profits will never be required for the contribution of Before Tax Contributions, After Tax Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions.

(22) Notwithstanding anything in the Adoption Agreement to the contrary, amounts in a Participant's account attributable to Before Tax Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions shall be 100% vested and nonforfeitable at all time.

(23) Notwithstanding the selection made in this Item B(7)(b), a Participant shall be fully vested in his or her Employer Contribution Accounts if the Participant dies or become Disabled while in the employ of the Employer.

                           e. Notwithstanding the provisions of this Item C(4)(e) of the Adoption Agreement, a Participant shall become fully vested in his Participant's Employer Matching Contribution Account if(24):

                                    i  ____  the Participant's job is eliminated
                                             without the Participant being
                                             offered a comparable position
                                             elsewhere with the Employer.

                                    ii _____ for such other reason as is
                                             described below:


                           f.       CORRECTIVE CONTRIBUTIONS:

                                    i _____  If selected, the Employer shall be
                                             authorized to make Qualified
                                             Matching Contributions, subject to
                                             the terms of the Basic Plan
                                             Document, in an amount determined
                                             by resolution of the Board of
                                             Directors on an annual basis.

                                    ii _____ If selected, the Employer shall be
                                             authorized to make Qualified
                                             Nonelective Contributions, subject
                                             to the terms of the Basic Plan
                                             Document, in an amount determined
                                             by resolution of the Board of
                                             Directors on an annual basis.

         5.       GAP EARNINGS:

                           If selected, Gap Earnings, as defined in section 3.2(G)(1) of the Basic Plan Document, will be calculated for Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions, and refunded to the Participant as provided for in
                           Article III of the Basic Plan Document.

         6.       FORFEITURES:

                  a. Forfeitures of amounts attributable to Employer Matching Contributions shall be reallocated as of:

                           i the last day of the Plan Year in which the Forfeiture occurred.
                           ii the last day of the Plan Year following the Plan Year in which the Forfeiture occurred.
                           iii the last day of the Plan Y ear in which the Participant suffering the Forfeiture has incurred the fifth consecutive One Year Break in Service.

                  b.       Forfeitures of Employer Matching
                                    Contributions shall be reallocated as
                                    follows:

--------

24 The provisions of this section will be administered by the Employer on a consistent and nondiscriminatory basis.

                                    i   ___  Not applicable as Employer Matching
                                             Contributions are always 100%
                                             vested and nonforfeitable.
                                    ii  ___  Used first to pay the expenses of
                                             administering the Plan, and then
                                             allocated pursuant to one of the
                                             following two options:
                                    iii ___  Forfeitures shall be allocated to
                                             Participant's accounts in the same
                                             manner as Employer Profit Sharing
                                             Contributions, Employer Matching
                                             Contributions, Qualified
                                             Nonelective Contributions or
                                             Qualified Matching Contributions,
                                             in the discretion of the Employer,
                                             for the year in which the
                                             Forfeiture arose.
                                    iv  ___  Forfeitures shall be applied to
                                             reduce the Employer Profit Sharing
                                             Contributions, Employer Matching
                                             Contributions, Qualified
                                             Nonelective Contributions or
                                             Qualified Matching Contributions,
                                             in the discretion of the Employer,
                                             for the Plan Year following the
                                             Plan Year in which the Forfeiture
                                             arose.

                  c. Forfeitures of Excess Aggregate Contributions shall be:

                                    i  ___   Applied to reduce Employer
                                             contributions for the Plan Year in
                                             which the excess arose, but
                                             allocated as below, to the extent
                                             the excess exceeds Employer
                                             contributions for the Plan Year, or
                                             the Employer has already
                                             contributed for such Plan Year.

                                    ii ___   Allocated after all other
                                             forfeitures under the Plan:

                                             (a) ___  to the Matching
                                                      Contribution account of
                                                      each Non-highly
                                                      Compensated Participant
                                                      who made Before Tax
                                                      Contributions or After Tax
                                                      Contributions ion the
                                                      ratio which each such
                                                      Participant's Compensation
                                                      for the Plan Year bears to
                                                      the total Compensation of
                                                      all such Participants for
                                                      the Plan Year; or,

                                             (b) ___  to the Matching
                                                      Contribution account of
                                                      each Non-highly
                                                      Compensated Eligible
                                                      Participant in the ratio
                                                      which each Eligible
                                                      Participant's Compensation
                                                      for the Plan Year bears to
                                                      the total Compensation of
                                                      all Eligible Participants
                                                      for the Plan Year

         7.       IN-SERVICE DISTRIBUTIONS (SELECT AS MAY BE APPROPRIATE):

                  a. There shall be no in-service distribution of Participant account balances derived from Before Tax Contributions (including Qualified Nonelective Contributions and Qualified Matching Contributions treated as Before Tax Contributions under the terms of the Basic Plan Document), or
                                    Employer Matching Contributions.

         b.   X   Participants may request an in-service distribution of their
            ____  account balance attributable to Employer Matching
                  Contributions, for the following reasons:

                  i   X    For purposes of satisfying a financial hardship, as
                    ----   determined in accordance with the uniform
                           nondiscriminatory policy of the Committee;
                 ii   X    Attainment of age 59 1/2 by the Participant; or
                    ----
                iii        Attainment of the Plan's Normal Retirement Date by
                    ____   the Participant.

         c.  X    Participants may request an in-service distribution of their
            ---   account balance attributable to Employee Before Tax
                  Contributions, for the following reasons:

                  i  ____  For purposes of satisfying a financial hardship, as determined by the facts and circumstances of an Employee's situation, in accordance with the provisions of section 3.9 of the Basic Plan Document;

                  ii   X   For purposes of satisfying a financial hardship,
                     ----  using the "safe harbor" provisions of section
                           3.9 of the Basic Plan Document.

                  iii X    Attainment of age 59 1/2 by the Participant; or
                     ---

                  iv ___ Attainment of the Plan's Normal Retirement Date by the Participant.

NOTICE: [The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under the provisions of Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the Plan's qualifiction, the Employer must apply to the Key District Office of the Internal Revenue Service for a determination letter.]

This Adoption Agreement may only be used in conjunction with Basic Plan Document #05.

This Plan document may only be used under the express authority of KeyCorp, its subsidiaries and affiliates, and is not effective as completed until executed by a duly authorized officer of KeyCorp, one of its subsidiaries or affiliates, and approved by KeyCorp's counsel.

KeyCorp, as sponsor, may amend or discontinue this prototype plan document upon proper notification to all adopting Employers pursuant to Revenue Ruling 89-13.

Failure to properly fill out an Adoption Agreement may result in disqualification of the Plan, and adverse tax consequences to the Employer and Plan Participants.

This Plan is sponsored by:

         KeyCorp, on behalf of its operating subsidiaries, banking and trust company affiliates
         127 Public Square
         Cleveland, Ohio  44114
         (800) 982-3811

         IN WITNESS WHEREOF, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 31st day of , 19 [can't read].

EMPLOYER:                                    TRUSTEE:

  Argo-Tech Corporation                        Society National Bank
----------------------------------           -----------------------------------
By:                                           By:  /s/Kimberlyn D. Hall
  --------------------------------               -------------------------------
Title:                                        Title:  Trust Officer
      ----------------------------                  ----------------------------
        [can't read]
and                                           and

By:  [signature]                              By:  [signature]
   -------------------------------               -------------------------------
Title:  Vice President                        Title:   Vice President
      ----------------------------                  ----------------------------

APPROVED ON BEHALF OF TRUSTEE:

                    Initials:                        Date:
                             ------------------           ----------------


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

                           INVESTMENT FUND DESIGNATION


              The Investment Committee designated by Argo-Tech Corporation (the "Named Fiduciary"), as an independent fiduciary with respect to the Argo-Tech Employee Savings Plan (the "Plan"), an employee pension benefit plan covered by the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and its employees who participate therein (the "Participants"), hereby designates the following investment funds from among the investment fund options available for adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST (as defined in ss. 10.7 of the Plan), available for selection by Participants for the investment of Plan assets held for their benefit:

                  (a)            EB MaGIC Fund
                           -----------------------------------------------------
                  (b)            Victory Investment Quality Bond Fund
                           -----------------------------------------------------
                  (c)            Victory Balance Fund
                           -----------------------------------------------------
                  (d)            Victory Stock Index Fund
                           -----------------------------------------------------
                  (e)            Victory Special Value Fund
                           -----------------------------------------------------
                  (f)            Victory International Growth Fund
                           -----------------------------------------------------
                  (g)
                           -----------------------------------------------------

    _____ In addition, if selected, an Employer Stock Fund will also be available.

In making the selection of Investment Funds, the Named Fiduciary hereby confirms and acknowledges that:

                  - The Named Fiduciary has had made available to it copies of the prospectuses (to the extent required under applicable federal securities law and regulation) for each investment fund available for selection by adopting employers of the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST, and has received copies of each such prospectus for the Investment Funds selected;

                  - The Named Fiduciary acknowledges that the Trustee of the Plan may receive certain fees for services provide to, or on behalf of an Investment Fund, or the sponsors or distributors thereof, pursuant to plans of distribution adopted by the fund under the provisions of Rule 12b-1 of the Investment Company Act of 1940, and further acknowledges that (i) such fee, if paid, is appropriate for services rendered to the fund, and when aggregated with other fees for service payable to the Trustee constitutes reasonable compensation for the Trustee's services to the Plan; and (ii) the Plan will be able to redeem its interest in any such Investment Fund on reasonably short notice without penalty;

                  - The Named Fiduciary further acknowledges that it has selected the Investment Funds on its determination, after due inquiry, that the Investment Funds are appropriate vehicles for the investment of Plan assets pursuant to the terms of the Plan, considering all relevant facts and circumstances, including but not limited to (i) the investment policy and philosophy of the Named Fiduciary developed pursuant to ERISA section 404; (ii) the ability of Participants, using an appropriate mix of Investment Funds, to diversify the investment of Plan assets held for their benefit; and, (iii) the ability of Participants to, utilizing an appropriate mix of Investment Funds, to structure an investment portfolio within their account in the Plan with risk and return characteristics within the normal range of risk and return characteristics for individuals with similar investment backgrounds, experience and expectations; and,

                  - The Named Fiduciary acknowledges that it has not relied on any representations or recommendations from the Trustee or any of its employees in selecting the Investment Funds.

The Trustee agrees to follow the Named Fiduciary's direction with respect to offering the Investment Funds available for selection by the Participants in the Plan for the investment of Plan assets held for their benefit:

         IN WITNESS WHEREOF, the Employer, by its duly authorized representative, has executed this document in connection with adoption of the Plan utilizing the PRISM(R) PROTOTYPE RETIREMENT PLAN & TRUST documents, as provided by the Trustee.


                           NAMED FIDUCIARY:  THE INVESTMENT COMMITTEE



                           By:                                     [signature]
                              -------------------------------------

         Seen and accepted by the Trustee, who shall provide the Investment Funds selected by the Employer pursuant to the terms of this document, and pursuant to the Plan.

                           TRUSTEE:



                           By:                                    [signature]
                              -------------------------------------

                                    ADDENDUM
                                       TO
                    ARGO-TECH EMPLOYEE SAVINGS PLAN AND TRUST


1.       ITEM B(12):  LIMITATIONS ON ALLOCATIONS:

         a.       ii       If as a result of the allocation of forfeitures, a
                           reasonable error in estimating the Participant's
                           Compensation, a reasonable error in estimating the amount of Before Tax Contributions that may be made with respect to any Participant under the limits of
                           Section 415 of the Code, or other reasonable facts and circumstances that the Commissioner of Internal
                           Revenue finds to justify the availability of the rules set forth below, the annual addition to the separate accounts of a Participant or former
                           Participant in any Plan Year would exceed the Maximum
                           Permissible Amount, the amount of his After-Tax
                           Contributions for such Plan Year, that would exceed the Maximum Permissible Amount, shall be reduced to the extent necessary to eliminate such excess. The amount of any such reduction of After-Tax
                           Contributions shall be returned to such Participant or former Participant (plus the earnings, if any, attributable to such amount). If the Maximum
                           Permissible Amount would still be exceeded after application of the previous sentence, the amount of the Before Tax Contributions made on behalf of such Participant or former Participant for such Plan Year that would exceed the Maximum Permissible Amount shall be reduced to the extent necessary to eliminate such excess. The amount of any such reduction of Before Tax Contributions shall be returned to such Participant or former Participant. In the event that a Participant or former Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Employer and the Maximum Permissible Amount would still be exceeded after invocation of the preceding procedure, the procedure shall then be implemented by returning the employee contributions
                           (and earnings, if applicable) and elective deferrals made by the Participant to all such other plans for such Plan year. If the Maximum Permissible Amount would still be exceeded after returning all of the contributions made by the Participant or former
                           Participant under such other plans, the portion of the employer contributions and of forfeitures for the Plan year under all such other plans, which has been allocated to such Participant thereunder, but which exceeds the Maximum Permissible Amount, shall be treated as provided in such other plans. In the event that a Participant or former Participant is covered by a qualified defined benefit plan, the provisions of paragraph b. below shall be implemented prior to effecting any reduction in the benefit of such Participant or former Participant under the defined contribution plans.

         b. If any Participant or former Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Employer, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction shall in no event exceed 1.0 in any Plan Year. In the event the special limitation contained in this paragraph is exceeded, the benefits otherwise payable to the Participant or former Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

2.       ITEM B(13):  SECTION 411(d)(6) PROTECTED BENEFITS:
         --------------------------------------------------
         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary, pursuant to Section 7.8 of the Plan, the following are section 41 1(d)(6) protected benefits which shall be preserved in the Plan and be available as options to the Participants:

         - By filing written notice with the Committee such number of days in advance of the end of any Plan Year quarter on which it will become effective as shall be established from time to time by the Committee, a Participant may, but not more than twice in a Plan Year, elect to withdraw in cash an amount equal to all, or a portion equal to at least $500, of the value of the aggregate balance of his account attributable to After Tax Contributions and Rollover Contributions, as of the most recent valuation date.

         - By filing written notice with the Committee such number of days in advance of the end of any Plan Year quarter on which it will become effective, a Participant who has attained age 59 1/2 may elect to withdraw in cash an amount equal to all, or a portion equal to at least $500, of the value of the aggregate balance of his account attributable to Before Tax Contributions or Matching Employer Contributions (made to the Plan for periods prior to July l, 1994), as of the most recent valuation date.

         - A Participant may make a Hardship withdrawal of amounts attributable to Matching Employer Contributions (made to the Plan for periods prior to July l, 1994) in accordance with the provisions specified with respect to Before Tax Contributions in Section 3.9 of the Plan.

         All other provisions of the Plan and the Adoption Agreement shall be unaffected by this Section 2 of the Addendum, which shall be given force and effect only to the extent necessary to preserve section 411(d)(6) protected benefits consistent with the provisions of the Code and regulations issued thereunder.

3.       ITEM B(15)(d):  INVESTMENT FUND RESTRICTIONS:
         --------------------------------------------

         Without limiting the generality of Section 6 of this Addendum, notwithstanding anything in the Plan or the Adoption Agreement to the contrary, Participants may be restricted in making investment changes with respect to Plan assets allocated to their account and invested in certain investment funds, annuity contracts, or insurance contracts.

4.       ITEM B(18):  EFFECTIVE DATE ADDENDUM:
         -------------------------------------

         Until March l, 1994, distributions shall not be required to be provided at any time earlier than under the provisions of the Plan in effect immediately prior to this November l, 1994, restatement.

5.       ITEM C(4):  EMPLOYER MATCHING CONTRIBUTIONS:
         -------------------------------------------

         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary, the following shall apply:

         Employer Matching Contributions were made to the Plan with respect to periods prior to July 1, 1994. Effective as of November l, 1994 and notwithstanding any provision of the Plan as in effect prior to this November I, 1994 restatement of the Plan to the contrary, each Participant and former Participant whose account attributable to Employer Matching Contributions has not been forfeited prior to November l, 1994, shall, to the extent otherwise forfeitable, be fully vested in his account attributable to Employer Matching Contributions.

6.       INVESTMENT PROVISIONS:
         ---------------------

         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary, the Investment Committee designated by Argo-Tech Corporation shall have the authority to select the Investment Funds or other investments available from time to time under the Plan, as may be agreed to in writing by the Trustee.

         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary, the frequency and terms under which Participants may make investment elections, investment transfers, and investment changes under the Plan shall be as established from time to time by the Committee and agreed to by the Trustee.

         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary, any portion of the assets of the Plan may be invested in an annuity contract or investment contract with an insurance company. With respect to any period during which any portion of the Plan is funded by one or more annuity contracts or investment contracts not held by the Trustee, each reference in the Plan to the Trustee, other than the references contained in paragraphs (PP) and (QQ) of the Plan, shall be deemed to be references to the Committee, the Investment Committee, as designated by Argo-Tech Corporation, or the insurance company that has issued an annuity contract or insurance contract providing for investment of the assets of the Plan, as appropriate or applicable to the provision within which such reference is contained.

7.       MISCELLANEOUS:
         -------------
         Notwithstanding anything in the Plan or the Adoption Agreement to the contrary:

         a.       The phrase "coincides with" in subparagraph (2) of paragraph
                  (R) of Section I.1 shall not apply. Entry Dates shall be as specified in the Adoption Agreement.

         b.       Paragraph (D) of Section 2.1 shall not apply.

         c. Spousal consent shall not be required for purposes of paragraph (A) of Section 3.9 because the Plan is a safe harbor profit-sharing plan described in Section 7.10(F).